UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2023, at the Henry Schein, Inc. (the “Company”) 2023 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders approved the amendment and restatement of the Henry Schein, Inc. 2015 Non-Employee Director Stock Incentive Plan, renamed the Henry Schein, Inc. 2023 Non-Employee Director Stock Incentive Plan (the “2023 Non-Employee Director Stock Incentive Plan”). The amendment and restatement incorporates the following changes:

•

Increase of the Aggregate Share Reserve. The aggregate share reserve was increased by an additional 275,000 shares of common stock for a maximum total share reserve of 2,075,000 shares of common stock under the 2023 Non-Employee Director Stock Incentive Plan, subject to antidilution adjustments set forth in the 2023 Non-Employee Director Stock Incentive Plan.

•

Clarification of “Acquisition Event” Provisions. The 2023 Non-Employee Director Stock Incentive Plan clarifies that the Company shall have the discretion, in connection with an “Acquisition Event” (as defined in the 2023 Non-Employee Director Stock Incentive Plan), to (i) accelerate the vesting of stock options and other stock-based awards with exercise rights and/or (ii) cash out all other stock-based awards that do not contain an exercise right, in each case, only if the successor entity does not assume or substitute outstanding awards on a substantially equivalent basis in connection with the Acquisition Event. The 2023 Non-Employee Director Stock Incentive Plan also adds certain carveouts to the definition of Acquisition Event applicable to awards granted following the stockholder approval of the 2023 Non-Employee Director Stock Incentive Plan (relating to events that will not constitute an Acquisition Event) to match carveouts found in the definition of “Change of Control” in the 2023 Non-Employee Director Stock Incentive Plan.

•

Introduce Uniform Minimum Vesting Standards. The 2023 Non-Employee Director Stock Incentive Plan was amended to require a minimum vesting schedule of at least one year for all new awards under the 2023 Non-Employee Director Stock Incentive Plan, with no portion of such awards permitted to vest prior to the first anniversary of the date of the grant (except that accelerated vesting is permitted in the event of a change of control of the Company or the participant’s death, disability or retirement). The 2023 Non-Employee Director Stock Incentive Plan permits, however, awards of stock options and other stock-based awards to contain earlier restricted periods, so long as the aggregate amount of shares subject to such awards does not exceed 5% of the aggregate share reserve available with respect to stock options and other stock-based awards, as applicable.

•

Annual Limit. The annual limit on director compensation in the 2023 Non-Employee Director Stock Incentive Plan provides that any stock options or other stock-based awards granted to any non-employee director under the 2023 Non-Employee Director Stock Incentive Plan in respect of any fiscal year plus any cash-based compensation granted to any non-employee director in respect of any such fiscal year, in each case solely with respect to his or her service as non-employee director, may not exceed $900,000 based on the aggregate Fair Market Value (as defined in the 2023 Non-Employee Director Stock Incentive Plan and as determined as of the date of the grant) of any equity-awards plus the aggregate value (determined as of the date of the grant) of any cash-based compensation.

•

No Dividends on Stock Options and Other Appreciation-Based Awards; Dividends on Unvested Full Value Other Stock-Based Awards. The 2023 Non-Employee Director Stock Incentive Plan expressly prohibits the payment of dividends and dividend equivalents with respect to any awards of stock options and stock appreciation rights and other appreciation-based awards granted as other stock-based awards, which has generally been the Company’s prior practice with respect to stock options and SARs. Additionally, the 2023 Non-Employee Director Stock Incentive Plan requires that dividends or dividend equivalents paid in connection with awards of restricted stock, restricted stock units (“RSUs”) and other full value awards granted as other stock-based awards will be credited, deferred until, and subject to the satisfaction of vesting of, and be subject to the restrictions applicable to, the underlying restricted stock, restricted stock units and other full value awards, which has generally been the Company’s prior practice with respect to RSUs.

•

Extend the Term. The term of the 2023 Non-Employee Director Stock Incentive Plan was extended until May 23, 2033 (the 2015 Non-Employee Director Stock Incentive Plan was scheduled to expire on June 22, 2025).

In addition, the Board of Directors of the Company also adopted certain other minor clarifying amendments to the 2023 Non-Employee Director Stock Incentive Plan, which did not require stockholder approval, to reflect developments in applicable law and equity compensation practices.

The foregoing summary of the 2023 Non-Employee Director Stock Incentive Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2023 Non-Employee Director Stock Incentive Plan, which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered: (1) a proposal to consider approval of the election of fourteen directors of the Company for terms expiring in 2024; (2) a proposal to consider amending and restating the Company’s 2015 Non-Employee Director Stock Incentive Plan (to be renamed the 2023 Non-Employee Director Stock Incentive Plan); (3) a proposal to consider approval, by non-binding vote, of the 2022 compensation paid to the Company’s Named Executive Officers (as defined in the proxy statement) (commonly known as a “say-on-pay” proposal); (4) a proposal to consider approval, by non-binding vote, of the frequency of future advisory votes on executive compensation (commonly known as a “frequency of say-on-pay” proposal); and (5) a proposal to consider the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2023. The voting results at the Annual Meeting, with respect to each of the matters described above, are set forth below.

1.	The fourteen directors of the Company were elected to serve for terms expiring in 2024 based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Mohamad Ali	114,216,459	933,148	393,571	6,194,307
Stanley M. Bergman	105,966,871	9,152,237	424,070	6,194,307
James P. Breslawski	113,265,481	2,154,600	123,097	6,194,307
Deborah Derby	106,463,038	8,953,013	127,127	6,194,307
Joseph L. Herring	112,869,861	2,536,152	137,165	6,194,307
Kurt P. Kuehn	112,275,848	3,135,707	131,623	6,194,307
Philip A. Laskawy	81,948,666	33,453,439	141,073	6,194,307
Anne H. Margulies	114,072,137	1,335,495	135,546	6,194,307
Mark E. Mlotek	113,245,277	2,168,870	129,031	6,194,307
Steven Paladino	111,836,161	3,583,373	123,644	6,194,307
Carol Raphael	113,874,718	1,274,761	393,699	6,194,307
Scott Serota	114,490,393	893,554	159,231	6,194,307
Bradley T. Sheares, Ph.D.	103,836,640	11,558,477	148,061	6,194,307
Reed V. Tuckson, M.D., FACP	114,239,925	917,717	385,536	6,194,307

2.

The amendment and restatement of the Company’s 2015 Non-Employee Director Stock Incentive Plan (to be renamed the 2023 Non-Employee Director Stock Incentive Plan) was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
107,505,366	6,899,730	1,138,082	6,194,307

3.	The 2022 compensation paid to the Company’s Named Executive Officers, commonly known as the “say-on-pay” proposal, was approved, by non-binding vote, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
105,466,991	9,818,876	257,311	6,194,307

4.

The proposal to recommend, by non-binding vote, the frequency of future advisory votes on executive compensation, commonly known as the “frequency of say-on-pay” proposal, was approved, by non-binding vote, based upon the following votes:

1 Year	2 Years	3 Years	Abstain
113,088,221	77,382	2,183,444	194,131

5.	The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2023 was ratified based upon the following votes:

For	Against	Abstain
113,558,999	7,958,012	220,474

Based upon the results set forth above, and consistent with the Board of Directors’ recommendation, the Company will continue to include an advisory vote on named executive officer compensation in the Company’s proxy statement every year until the next required vote on the frequency of such votes.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Henry Schein, Inc. 2023 Non-Employee Director Stock Incentive Plan, as amended and restated effective as of May 23, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)

Date: May 25, 2023	By:	/s/ Kelly Murphy
Kelly Murphy
Senior Vice President and General Counsel